UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐	Definitive Information Statement

IPOWER INC.

(Name of Registrant as Specified in Charter)

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☐	Fee paid previously with preliminary materials.

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IPOWER INC.

8798 9th Street

Rancho Cucamonga, CA 91730

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

This notice of stockholder action by written consent and the accompanying Information Statement (the “Information Statement”) is being furnished to the stockholders of record, as of the close of business on December 22, 2025 (the “Record Date”), who hold shares of common stock, par value $0.001 per share (“Common Stock”), of iPower Inc., a Nevada corporation (the “Company,” “we” or “our”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 78.370 of the Nevada Revised Statues.

The stockholders of the Company holding a majority of the voting power of the Company’s Common Stock as of the Record Date approved the following actions (the “Actions”) by written consent in lieu of a meeting of stockholders (the “Written Consent”): (i) the issuance of in excess of 20% of the Company’s Common Stock at a price below the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)) upon conversion of the series A and series B secured senior convertible notes as described in this Information Statement (the “Proposed Issuance”), in compliance with Nasdaq Listing Rule 5635, (the “20% Issuance”), (ii) an amendment to the Company’s Sixth Amended and Restated Articles of Incorporation (the “Amendment to Articles”) to increase the number of authorized shares of Common Stock from 200,000,000 shares, consisting of One Hundred Eighty Million (180,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of “blank check” Serial Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to 1,000,000,000 shares, consisting of Nine Hundred Eighty Million (980,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of Preferred Stock (the “Authorized Share Increase”); (iii) an amendment to the Company’s amended and restated 2020 Equity Incentive Plan, as amended to date (the “2020 Plan”), to increase the number of shares authorized for issuance under the 2020 Plan by an additional 40,000,000 shares of Common Stock, bringing the total number of shares available for issuance under the 2020 Plan to 49,747,078 shares (the “Plan Amendment”), and (iv) the approval of one or more reverse stock splits of the Common Stock at a ratio of up to 1-for-250, with the exact ratio and timing to be determined by the Company’s board of directors (the “Board”) in its discretion (the “Reverse Stock Splits).

No further approval or action of the stockholders of the Company is required to approve the above Actions. We are not soliciting your consent or proxy in connection with the above Actions, and no consents or proxies are requested from stockholders. In accordance with Rule 14c-2 of the Exchange Act, and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, the Actions contemplated herein will not be effective until at least 20 calendar days after the date on which this Information Statement is first mailed to our stockholders of record, which will be on or about January [*], 2026.

The costs of preparing, printing and mailing this Information Statement will be borne by the Company. This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the Actions described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the Actions described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C. As such, this Information Statement will serve as written notice to stockholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dated: January __, 2026

Sincerely,

Lawrence Tan
Chief Executive Officer and Chairman

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iPower Inc.

8798 9th Street

Rancho Cucamonga, CA 91730

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the stockholders of iPower Inc., a Nevada corporation (the “Company,” “we” or “our”), who are the record holders of common stock, par value $0.001 per share (“Common Stock”), as of the close of business on December 22, 2025 (the “Record Date”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to notify and inform our stockholders of record as of the Record Date that the stockholders holding a majority of the voting power of the Company’s Common Stock as of the Record Date (the “Majority Stockholders”) approved the following actions (the “Actions”) by written consent in lieu of a meeting of stockholders (the “Written Consent”): (i) the issuance of in excess of 20% of the Company’s common stock at a price below the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)) upon conversion of the series A and series B secured senior convertible notes as described in this Information Statement (the “Proposed Issuance”), in compliance with Nasdaq Listing Rule 5635, (ii) an amendment to the Company’s Sixth Amended and Restated Articles of Incorporation (the “Amendment to Articles”) to increase the number of authorized shares of Common Stock from 200,000,000 shares, consisting of One Hundred Eighty Million (180,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of “blank check” Serial Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to 1,000,000,000 shares, consisting of Nine Hundred Eighty Million (980,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of Preferred Stock (the “Authorized Share Increase”); (iii) an amendment to the Company’s amended and restated 2020 Equity Incentive Plan, as amended to date (the “2020 Plan”), to increase the number of shares authorized for issuance under the 2020 Plan by an additional 40,000,000 shares of Common Stock, bringing the total number of shares available for issuance under the 2020 Plan to 49,747,078 shares (the “Plan Amendment”), and (iv) the approval of one or more reverse stock splits of the Common Stock at a ratio of up to 1-for-250, with the exact ratio and timing to be determined by the Company’s board of directors (the “Board”) in its discretion (the “Reverse Stock Splits”).

No further approval or action of the stockholders of the Company is required to approve the above Actions. We are not soliciting your consent or proxy in connection with the above Actions, and no consents or proxies are requested from stockholders.

In accordance with Rule 14c-2 of the Exchange Act, and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, the Actions contemplated herein will not be effective until at least 20 calendar days after the date on which this Information Statement is first mailed to our stockholders of record. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

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ACTION BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

Section 78.320 of the Nevada Revised Statues (the “NRS”) and Article II, Section 2.9 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and, pursuant to our current Sixth Amended and Restated Articles of Incorporation, the action is first recommended or approved by our Board. Pursuant to Section 78.320 of the NRS and Article II, Section 2.9 of the Company’s Bylaws, the actions may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Actions, and due to the time-sensitivity of approval of the Actions, the Board determined to utilize the written consent of the Majority Stockholders of the Company and did in fact obtain, the required stockholders’ consents to approve the Actions.

As of the Record Date, the Company’s authorized capitalization consisted of One Hundred Eighty Million (180,000,000) shares of Common Stock, of which 1,049,832 shares of Common Stock were issued and outstanding, and Twenty Million (20,000,000) shares of Preferred Stock, none of which were issued and outstanding. Each share of Common Stock is entitled to one (1) vote on any matter on which action of the stockholders of the Company is sought.

On December 21, 2025, our Board unanimously approved and recommended, among other matters, the 20% Issuance, the Amendment to Articles, the Authorized Share Increase, the Plan Amendment, and the Reverse Stock Splits for approval by the Company’s stockholders. On the same date, the Majority Stockholders, holding in total 557,534 shares of Common Stock, representing 53.1% of our issued and outstanding shares of Common Stock on the same date, approved the Actions by Written Consent. See “Security Ownership of Certain Beneficial Ownership and Management” below.

APPROVAL OF THE 20% ISSUANCE

General

On December 22, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a certain institutional investor (the “Investor”) named therein providing for the purchase by the Investor of (i) a series A senior secured convertible note in the aggregate original principal amount of up to $5,184,024 (the “Series A Convertible Notes” and shares of Common Stock issuable pursuant to the terms of the Series A Convertible Notes, (the “Series A Conversion Shares”) in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act and (ii) up to $1,815,976 aggregate principal amount of a series B of senior secured convertible notes (the “Series B Convertible Notes,” together with the Series A Convertible Notes, collectively referred to as the “Convertible Notes”), and the shares of Common Stock issuable from time to time upon conversion of the Series B Convertible Notes (the “Series B Conversion Shares” pursuant to a currently effective shelf registration statement on Form S-3 (File No. 333-274665), which has been declared effective by the SEC on September 29, 2023. In addition, pursuant to the Purchase Agreement, the parties will close on an additional approximately $2,000,000 of Series A Convertible Notes (the “Additional Series A Notes”), bringing the total amount of 6% OID Convertible Notes sold to $9,000,000, with the Additional Series A Notes to be paid for and issuable upon the effectiveness of a resale registration statement registering the Series A Convertible Notes. The entry into the Purchase Agreement, agreements related to the Purchase Agreement, and the sale and issuance of the Convertible Notes are referred to herein as the “Transaction”.

The Transaction was approved by the Board on December 21, 2025, and was reported on a Form 8-K filed by the Company with the SEC on December 23, 2025.

The number of shares issuable upon conversion of the Convertible Notes (the “Conversion Shares”) may result in the issuance of a number of shares exceeding the threshold for which stockholder approval is required under Nasdaq Rule 5635. To ensure compliance with Nasdaq Rule 5635, the Majority Stockholders approved the Transaction and the 20% Issuance.

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Nasdaq Listing Rule 5635

Our Common Stock is listed on the Nasdaq Capital Market. Accordingly, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635 requires that a listed company obtain shareholder approval in certain circumstances, including, prior to the issuance, in a transaction other than a public offering, of more than 20% of the company’s outstanding common stock or voting power outstanding before the issuance, at a price that is less than the Minimum Price (as defined in Nasdaq Listing Rule 5635). For purposes of this Rule 5635(d), “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Convertible Notes are convertible into shares of Common Stock at a fixed conversion price of $17.70 per share, subject to adjustment as provided in the Convertible Notes. The holder may elect to convert at an alternate conversion price (the “Alternate Conversion Method”), which provides for conversion at a discounted price based on recent trading VWAP. The alternate optional conversion price is equal to the lower of (i) the conversion price or (ii) the greater of (x) the Floor Price (as defined below) or (y) 95% of the lowest VWAP during the seven (7) consecutive trading day period ending on the trading day immediately preceding delivery of the conversion notice. In addition, the alternate event of default conversion price is equal to the lower of (i) the conversion price or (ii) the greater of (x) the Floor Price or (y) 90% of the lowest VWAP during the ten (10) consecutive trading day period ending on the trading day immediately preceding delivery of the conversion notice. The Floor Price is $2.27 per share, subject to adjustment. Accordingly, in the event the investor uses the Alternate Conversion Method, the Convertible Notes will be convertible into a number of shares of Common Stock at a price below the “minimum price” (as defined in Nasdaq Rule 5635(d)) that, in aggregate, may exceed 19.99% of the issued and outstanding Common Stock before the conversions.

For purposes of complying with Nasdaq Listing Rule 5635, the Majority Stockholders have approved the 20% Issuance. Such approval for purposes of Nasdaq Rule 5635 was taken by written consent pursuant to Section 78.320 of the NRS, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Effect of Approval of the 20% Issuance on Our Stockholders

As a result of the issuance of the Conversion Shares, there may be significant dilution to our stockholders’ ownership, voting power and right to participate in dividends, if any, or other payments from future earnings, if any, and may cause a decline in the market price of our Common Stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

The Board and the Majority Stockholders have approved the 20% Issuance. The increase in the number of shares of Common Stock issued in connection with the 20% Issuance, including shares of Common Stock issuable upon conversion of the Convertible Notes, may have an incidental anti-takeover effect in that the additional shares of Common Stock issued could dilute the stock ownership of parties seeking to obtain control of the Company. The increased number of issued shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Although we do not have any present intention to use the issuance of the shares as an anti-takeover mechanism, the 20% Issuance could nonetheless have an anti-takeover effect by diluting the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Notwithstanding the foregoing, we believe the benefits of approving the 20% Issuance exceed the potential dilutive effects and related risks described above. We believe that our ability to succeed on our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

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APPROVAL OF THE AUTHORIZED SHARES INCREASE

Purpose of the Authorized Shares Increase

The Company’s current Sixth Amended and Restated Articles of Incorporation authorizes the issuance of 200,000,000 shares, consisting of One Hundred Eighty Million (180,000,000) shares of Common Stock, of which 1,049,832 shares of Common Stock were issued and outstanding on the Record Date, and Twenty Million (20,000,000) shares of Preferred Stock, none of which were issued and outstanding as of the Record Date.

As discussed above, we are required to reserve a sufficient number of shares of Common Stock for issuance upon conversion of the Convertible Notes. Additionally, we also need to reserve adequate shares under our 2020 Plan to satisfy our compensation arrangements. Furthermore, the Company intends to maintain an available pool of authorized shares to provide the necessary flexibility for future financing activities and other general corporate purposes. As a result, the Company believes that its current authorized capital of 200,000,000 shares may be insufficient to accommodate the shares of Common Stock required for the conversion of the Convertible Notes, the reservation of shares under the 2020 Plan, and the shares necessary for future financing activities. The Board has determined that it is in the Company’s best interest to increase the number of authorized shares of Common Stock from 200,000,000 shares, consisting of One Hundred Eighty Million (180,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of Preferred Stock, to 1,000,000,000 shares, consisting of Nine Hundred Eighty Million (980,000,000) shares of Common Stock and Twenty Million (20,000,000) shares of Preferred Stock to ensure we have adequate stock available for future issuances. The Majority Stockholders as of the Record Date approved the Authorized Shares Increase and the amendment to the Sixth Amended and Restated Articles of Incorporation. The Amendment will increase the authorized number of shares of Common Stock from 180,000,000 to 980,000,000.

The Company believes that the Authorized Shares Increase will provide it with additional flexibility to use its Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) to act quickly for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding its business and product pipeline, developing and expanding its digital asset and cryptocurrency-related business initiatives, acquisition transactions, licensing, joint ventures and other transactions, entering into strategic relationships, initiating commercial preparatory plans, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without incurring the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in its share capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Except as discussed in this Information Statement, the Company has no current plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized common shares resulting from the increase in the number of its authorized shares of Common Stock. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above.

While the Authorized Shares Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

Rights of Additional Authorized Shares

The Authorized Shares Increase will not have any effect on the par value per share of our Common Stock. The additional shares of Common Stock to be authorized will have the same privileges as the shares of Common Stock currently authorized and issued and will not otherwise alter or modify the rights, preferences, privileges or restrictions of our Common Stock. Our Common Stock is a single class, with equal voting, distribution, liquidation and other rights. The additional Common Stock to be authorized will have rights identical to our currently outstanding Common Stock. If our Board issues additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of Common Stock solely by virtue of their ownership of shares of our Common Stock, and their percentage ownership of our then outstanding Common Stock could be reduced.

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No Pre-Emptive Rights

Holders of our Common Stock do not have any pre-emptive or similar rights to acquire or subscribe for or purchase any additional shares of any class of capital stock that may be issued in the future and, therefore, future issuances of our Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

No Appraisal or Dissenters’ Rights

The NRS does not provide for dissenter’s rights or appraisal rights in connection with the Amendment to the Sixth Amended and Restated Articles of Incorporation nor have we provided for such rights in our current effective Sixth Amended and Restated Articles of Incorporation or Third Amended and Restated Bylaws.

The Amendment to the Sixth Amended and Restated Articles of Incorporation is attached as Appendix A to this Information Statement. However, it is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to effect the Authorized Shares Increase.

APPROVAL OF THE PLAN AMENDMENT

Background and Reasons for the Plan Amendment

On October 15, 2020, the Company’s Board adopted, and its stockholders approved and ratified, the iPower Inc. 2020 Equity Incentive Plan (the “Initial Plan”). Further on May 5, 2021, the Board adopted, and its stockholders approved and ratified, the amended Initial Plan (the “Amended Initial Plan”). On May 6, 2024, the Board and its majority stockholders approved an amendment and restatement of the existing Amended Initial Plan, increasing the shares authorized under the Plan from 5,000,000 shares to 10,000,000 shares, which is the current effective amended and restated iPower Inc. 2020 Equity Incentive Plan, or the 2020 Plan, as referred to elsewhere in this Information Statement. As of December 23, 2025, a total of 9,747,078 shares of Common Stock are reserved for issuance under the 2020 Plan, of which a total of 222,804 shares have been granted and remain subject to vesting conditions including (i) 82,803 restricted stock units, (ii) options to purchase 140,000 shares of Common Stock, of which 18,334 shares are vested and the remainder of which remain subject to vesting conditions.

Currently, the total number of underlying shares of Common Stock available for grant to directors, officers, key employees and consultants of the Company or a subsidiary of the Company under the 2020 Plan is 9,747,078 shares out of a total of 10,000,000 shares authorized for issuance under the Plan. On December 21, 2025, the Board and the Majority Stockholders approved Plan Amendment of the existing 2020 Plan for the sole purpose of effecting an increase in the number of shares of Common Stock available for issuance under the 2020 Plan by an additional 40,000,000 shares of Common Stock, thus increasing the total number of shares available for issuance to 49,747,078 shares of Common Stock.

We believe that our continued ability to offer equity incentive awards under the 2020 Plan is critical to our ability to continue to attract, motivate and retain highly qualified executives and employees. We believe that the 2020 Plan has been an effective component of our compensation program and has heightened our ability to attract, retain and motivate highly qualified executives and employees. We further believe that the awards granted under the 2020 Plan have provided an effective inducement to incentivize plan participants to pursue our goals and objectives, including the creation of long-term value for our stockholders. The Board has determined that the 2020 Plan as amended by the Plan Amendment is in the best interests of the Company and its stockholders.

Unless otherwise specified or the context requires otherwise, references to the “Amended 2020 Plan” in the remainder of this discussion refer to the 2020 Plan, as amended and restated by the Plan Amendment. Where applicable, references to the “2020 Plan” may refer to its terms prior to the effectiveness of the Plan Amendment.

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Why We Approved the Plan Amendment

The Board and the Majority Stockholders have determined that it is in the best interests of the Company and its stockholders to approve the Plan Amendment to increase the number of shares available for issuance under 2020 Plan by an additional 40,000,000 shares, thus making available for issuance under the Amended 2020 Plan up to an aggregate of 49,747,078 shares, including all issuances that have been made to date under the Plan. We believe the Amended 2020 Plan will allow us to continue to utilize a broad array of equity incentives in order to attract and retain talent, and to continue to provide incentives that align the interests of our employees and directors with the interests of our stockholders.

The 2020 Plan and the approved increase in the number of shares reserved for issuance under the Amended 2020 Plan will enable us to continue our policy of equity ownership by employees, officers, directors, non-employee directors and consultants of the Company and its affiliates, thus allowing us to use the Amended 2020 Plan as an incentive to contribute to the creation of long-term value for our stockholders. Absent sufficient equity incentives, we would need to consider additional cash-based incentives to provide a market-competitive total compensation package to attract, retain and motivate the talent that is critical to driving our success. Replacing equity incentives with payment of cash incentives would then reduce the cash available for our product development, marketing, operations and other corporate purposes.

The following description of the 2020 Plan, as amended by the Plan Amendment, is qualified in its entirety by the terms of the Amended Plan document itself, a copy of which is attached to this Information Statement as Appendix B.

The 2020 Plan

On October 15, 2020, the Company’s Board adopted, and its stockholders approved and ratified, the Initial Plan. Subsequently, on May 5, 2021, the Board adopted, and its stockholders approved and ratified, the Amended Initial Plan. On May 6, 2024, the Board and its majority stockholders approved an amendment and restatement of the existing Amended Initial Plan, which is the currently effective 2020 Plan, as referred to elsewhere in this Information Statement.

Under the 2020 Plan, equity-based awards may be made in the form of options, restricted stock, restricted stock units, stock appreciation rights, performance units, performance shares, and other stock or cash awards. The general purpose of the 2020 Plan is to provide an incentive to the Company’s directors, officers, employees, consultants, and advisors by enabling them to share in the future growth of the Company’s business.

On November 16, 2021, the Company filed a registration statement on Form S-8 registering all shares then issuable under the Amended Initial Plan. This Form S-8 was subsequently amended by post-effective amendments on each of December 7, 2022, September 15, 2023, and November 22, 2023. The Company intends to file an updated Form S-8 registering all shares issuable pursuant to the most recent amendments following the mailing and effectiveness of this Information Statement.

Interests of Officers and Directors

Members of our Board and our executive officers are eligible to receive awards under the terms of the Amended 2020 Plan. Because it is within the discretion of the Administrator (as defined in the Amended 2020 Plan) to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Amended 2020 Plan or the amount of such awards.

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APPROVAL OF THE REVERSE STOCK SPLITS

On December 21, 2025, our Board and the Majority Stockholders authorized and approved the implementation of one or more Reverse Stock Splits at a ratio of up to 1-for-250, with the exact ratio and timing to be determined by the Board in its discretion. The primary purpose of effectuating any Reverse Stock Splits would be to raise the per share trading price of our Common Stock by reducing the number of outstanding shares in order to ensure we are able to maintain our listing on Nasdaq. Such action would be pre-emptive in order to ensure that we do not fall out of compliance with Nasdaq listing standards.

While we are not imminently panning to effectuate a reverse stock split, should we need to, the Reverse Stock Splits (as applicable) would become effective upon the Board’s approval of a Reverse Stock Split and then upon filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Date”). It is also possible that the Board may elect not to effect any Reverse Stock Splits, should it not be required to maintain compliance with Nasdaq listing requirements.

However, we believe that granting the Board the authority to set the ratio for the Reverse Stock Splits is essential because it allows us to quickly react to changing market conditions and ensure that we do not fall out of compliance with Nasdaq listing standards. We will publicly announce the ratio of any Reverse Stock Split in advance of the Effective Date of such Reverse Stock Split, following approval of our Board. The form of the proposed amendment to our Sixth Amended and Restated Articles of Incorporation which would be filed with the Secretary of State of the State of Nevada, is attached to this Information Statement as Appendix C.

Reasons for Reverse Stock Splits

To maintain our listing on Nasdaq and to decrease the risk of market manipulation of our Common Stock. As discussed above, the primary purpose of effecting any Reverse Stock Split would be to raise the per share trading price of the Company’s Common Stock in order to maintain its listing on Nasdaq. Delisting from Nasdaq would adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s Common Stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities. Additionally, the Board believes that, should be it required, the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share.

To potentially improve the marketability and liquidity of our Common Stock. We believe that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Moreover, by effecting Reverse Stock Splits, we will be able to ensure that we maintain a substantial number of shares of Common Stock available for issuance. This will allow us to continue our financing activities when needed and give us greater flexibility in considering and planning for future corporate needs.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Splits

The Board and the Majority Stockholders have approved conducting one or more Reverse Stock Splits of the Common Stock at a ratio of up to 1-for-250, with the exact ratio and timing to be determined by the Board in its discretion. In determining whether to implement the Reverse Stock Splits, and which ratio to implement, if any, the Board may consider, among other factors:

•	the historical trading price and trading volume of our Common Stock;
•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Splits on the trading market in the short- and long-term;
•	the continued listing requirements for our Common Stock on Nasdaq or other applicable exchanges;
•	the number of shares of Common Stock outstanding;
•	which Reverse Stock Splits ratios would result in the least administrative cost to us; and
•	prevailing industry, market and economic conditions.

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Risks and Potential Disadvantages Associated with the Reverse Stock Splits

We cannot assure stockholders that the proposed Reverse Stock Splits, if any, will sufficiently increase our stock price to maintain compliance with Nasdaq’s minimum bid price rule or be completed before Nasdaq commences delisting procedures; however, our goal in effectuating any Reverse Stock Splits would be to avoid such circumstance. The effect of Reverse Stock Splits on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view reverse stock splits negatively. It is possible that our stock price after any Reverse Stock Splits will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement Reverse Stock Splits, our Common Stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of Reverse Stock Splits. While we are currently in compliance with Nasdaq’s minimum bid price rule, even if we need to effect a Reverse Stock Split in the future, we cannot assure our stockholders that such action would ensure continued compliance with the minimum bid price rule. Any failure to maintain these listing standards could result in Nasdaq suspending our trading and commencing delisting proceedings.

The proposed Reverse Stock Splits may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Splits, which would be exacerbated if the stock price does not increase following the splits. In addition, Reverse Stock Splits would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, Reverse Stock Splits may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of Reverse Stock Splits would result in an effective increase in the authorized number of shares of Common Stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Splits have been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), the Reverse Stock Splits could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Effects of Reverse Stock Splits

As of the Effective Date:

•	each 1 to 250 shares and in the aggregate not more than 250 shares, inclusive, of Common Stock outstanding (depending on the Reverse Stock Splits ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock;
•	no fractional shares of Common Stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);
•	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants, restricted stock units and convertible notes which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options; and
•	the number of shares of Common Stock then reserved for issuance under our Amended 2020 Plan will be reduced proportionately.

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Treatment of Fractional Shares in the Reverse Stock Splits

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•	rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•

rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Procedure for Effecting a Reverse Stock Splits

Beneficial holders of Common Stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Splits for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Splits, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Common Stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Splits with respect to their shares.

Registered holders of Common Stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Splits, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Splits

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Splits to certain U.S. Holders (as defined below) of Common Stock. This summary is based upon the provisions of the Code, regulations promulgated by the U.S. Department of the Treasury thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Splits differing substantially from the consequences summarized below.

This discussion is limited to U.S. Holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders of our Common Stock in light of their particular circumstances or to U.S. Holders of our Common Stock that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations or governmental organizations; (iv) brokers or dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members, S corporations or other pass-through entities; (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction or integrated investment; (x) persons who acquired our Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders; or (xiii) certain former citizens or long-term residents of the United States.

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In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Splits.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Splits, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVISE. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS, UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Splits should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Splits, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Splits should equal the U.S. Holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Splits to shares of Common Stock received pursuant to the Reverse Stock Splits. Stockholders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder who receives cash in lieu of a fractional share in the Reverse Stock Splits generally should recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered that is allocable to such fractional share. Such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock surrendered exceeded one year at the effective time of the Reverse Stock Splits. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

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A U.S. Holder may be subject to information reporting with respect to any cash received in lieu of a fractional share in the Reverse Stock Splits. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service. Stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock beneficially owned as of the Record Date by:

•	each of our shareholders who is known by us to beneficially own 5% or more of our Common Stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our directors and current executive officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. Applicable percentage ownership in the following table is based on the total of 1,049,832 shares of Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that are subject to options or warrants held by that person and exercisable as of, or within sixty (60) days of, the date of this Information Statement. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the shares of Common Stock set forth opposite that person’s name. Unless indicated below, the address of each individual listed below is c/o iPower Inc., 8798 9th Street, Rancho Cucamonga, CA 91730.

Name of Beneficial Owner	No. of Shares Common Stock Beneficially Owned	Total Percentage of Common Stock Owned
Chenlong Tan (1)	359,917	27.2%
Yue Guo (2)	93	*%
Hanxi Li (3)	2,959	*%
Bennet Tchaikovsky (4)	2,647	*%
Yi Yang (5)	–	–
All Officers and Directors (5 Persons)	291,076	27.7%

Beneficial Owners of more than 5%
Allan Huang (6)	258,417	24.6%
White Cherry Limited (7)	94,790	9.0%

__________________________

*	Less than 0.1%
(1)	Chenlong Tan is our co-Founder, Chairman, Chief Executive Officer, President, and Interim Chief Financial Officer. Mr. Tan’s holding consists of (i) 207,166 shares directly held by Mr. Tan, of which 81,136 shares are held in the form of restricted stock units (“RSUs”) that are subject to delayed settlement that will occur only on the earliest of a change of control or separation from the Company, as defined in the grant agreement; (ii) 133,334 shares held by a trust for the benefit of Mr. Tan and certain of his family members, and (iii) 19,417 shares issuable upon exercise of vested options. The aforementioned holdings do not include options to purchase 120,583 shares of Common Stock issuable upon exercise of stock options which remain subject to certain vesting conditions.
(2)	Ms. Guo is a member of our Board. Her holdings consist of (i) 93 shares of Common Stock and (ii) 463 RSUs which remain subject to vesting.
(3)	Ms. Li is a member of our Board. Her holdings consist of (i) 2,959 shares of Common Stock and (ii) 402 RSUs which remain subject to vesting.
(4)	Mr. Tchaikovsky is a member of our Board. His holdings consist of (i) 2,646 shares of Common Stock and (ii) 803 RSUs which remain subject to vesting.
(5)	Ms. Yang is a member of our Board.
(6)	Allan Huang is our co-Founder and a consultant and was previously our Chief Executive Officer, President and a director.
(7)	White Cherry Limited was the former owner of our subsidiary in Hong Kong.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Our executive officers and directors, together with our co-founder, Allan Huang, make up the Majority Shareholders who approved the Actions. Our executive officers and directors, along with certain employees and consultants of iPower, are the primary recipients of shares issuable under the Amended 2020 Plan. None of our directors or executive officers opposed the actions to be taken by the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we receive contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 8798 9th Street, Rancho Cucamonga, CA 91730.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the shareholders of the Company only for information purposes in connection with the Majority Shareholders’ approval of the Reverse Stock Splits, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We file annual and quarterly reports, proxy statements and other information with the SEC. You can read the Company’s SEC filings, including this Information Statement, over the Internet at the SEC’s website at www.sec.gov. The Company’s Annual Report on Form 10-K and other reports that we file with the SEC are also available on our website at ir.meetipower.com.

By Order of the Board of Directors,

/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

[*], 2026

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APPENDIX A

The Amendment to the Sixth Amended and Restated Articles of Incorporation

See attached.

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

iPower, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article FOURTH (Capital Stock) of the Sixth Amended and Restated Articles of Incorporation is hereby amended by deleting Article FOURTH in its entirety and inserting in lieu thereof the following:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the total number of shares of capital stock which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares, each having a par value of $0.001 per share, consisting of:

(i)	Nine Hundred Eighty Million (980,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

(ii)	Twenty Million (20,000,000) shares of “blank check” Serial Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

A statement of the powers, designations, preferences, and relative participating, optional or other special rights and the qualifications, limitations and restrictions of the Common Stock and the Preferred Stock is as follows:

1. Common Stock.

(a) Dividends. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be paid in cash or otherwise with respect to the holders of Common Stock out of the assets of the Corporation legally available therefor, upon the terms, and subject to the limitations, as the Board of Directors of the Corporation (the “Board of Directors”) may determine.

(b) Liquidation Rights. Subject to the express terms of any outstanding Preferred Stock, in the event of a liquidation or dissolution of the Corporation, the holders of Common Stock shall be entitled to share in the distribution of any remaining assets available for distribution to the holders of Common Stock ratably in proportion to the total number of shares of Common Stock then issued and outstanding.

(c) Voting Rights. The holders of Common Stock shall be entitled to one vote per share in voting or consenting to the election of directors and for all other corporate purposes to the extent authorized by this Articles of Incorporation or the NRS.

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2. Serial Preferred Stock. Subject to approval by holders of shares of any class or series of Preferred Stock to the extent such approval is required by its terms, the Board of Directors is hereby expressly authorized, subject to limitations prescribed by law, by resolution or resolutions and by filing a certificate pursuant to the applicable law of the State of Nevada, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The rate of dividend, and whether (and if so, on what terms and conditions) dividends shall be cumulative (and if so, whether unpaid dividends shall compound or accrue) or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock;

(c) Whether that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights;

(d) Whether the shares must or may be redeemed and, if so, the terms and conditions of such redemption (including, without limitation, the dates upon or after which they must or may be redeemed and the price or prices at which they must or may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

(e) Whether the shares shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

(f)  The amounts, if any, payable under the shares thereof in the event of the Liquidation of the Corporation in preference of shares of any other class or series and whether the shares shall be entitled to participate generally in distributions in the Common Stock under such circumstances;

(g)       Sinking fund provisions, if any, for the redemption or purchase of the shares (the term “sinking fund” being understood to include any similar fund, however designated); and

(h)         Any other relative rights, preferences, limitations and powers of that series.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing ___% of the outstanding voting power (or ___% of the shares voted) were voted in favor of the amendment.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

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APPENDIX B

The Amended Plan

See attached.

iPOWER INC.

SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•    to attract and retain the best available personnel for positions of substantial responsibility,

•    to provide incentives to individuals who perform services for the Company, and

•    to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

The Plan amends and restates in its entirety the Company’s Amended and Restated 2020 Equity Incentive Plan.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plans.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

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(g) “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii) The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Company” means iPower Inc., a Nevada corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m) “Director” means a member of the Board.

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(n) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Effective Date” shall have the meaning set forth in Section 17 hereof.

(p) “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to Section 6 hereof.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(bb) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

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(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ee) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(ff) “Plan” means this Second Amended and Restated iPower Inc. 2020 Equity Incentive Plan.

(gg) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director, or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is FIFTY MILLION (50,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

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(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii) to modify or amend each Award (subject to Section 19(c) hereof);

(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

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(ix) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

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(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws including but not limited to tendering capital stock of the Company owned by a Participant, duly endorsed for transfer to the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(3), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

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(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

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(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

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(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than fifty percent (50%) of the then outstanding voting stock of the Company to another person or entity. the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Company, to the extent permitted by applicable law but otherwise in its sole discretion may provide for: (i) the continuation Awards by the Company (if the Company is surviving entity or its parent; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of rights with substantially the same terms for such outstanding Awards; or (iv) the cancellation of such outstanding Rights without payment of any consideration provided that in the case of this clause (iv), the Administrator will provide notice of its intention to cancel Award and offer a reasonable opportunity to exercise vested Awards.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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14. Tax Withholding

(a) Withholding Requirements. At any time prior to or following the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. Subject to Section 21, the Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

22. Notification of Election Under Section 83 of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make an election permitted under either Section 83(b) or Section 83(i) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Sections 83(b) or 83(i) of the Code, as applicable. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

23. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

24. 409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death.

25. Governing Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

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26. General Provisions.

(a) No Rights as Stockholder. Except as specifically provided in this plan, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares to the Participant, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock is issued.

(b) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Disqualifying Dispositions. Any participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an Incentive Stock Option within two (2) years from the date of grant of such Incentive Stock Option or within (1) year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

(d) Regulatory Matters Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully compiled with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

(e) Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

(f) Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

(g) Section 409A. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such awards shall be construed accordingly. Granted rights may be modified at any time, in the Administrator’s direction, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code.

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APPENDIX C

The form of the amendment to our Sixth Amended and Restated Articles of Incorporation

See attached.

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

iPower, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first sentence of Article FOURTH (Capital Stock) of the Sixth Amended and Restated Articles of Incorporation is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the common stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into a fraction of a share of common Stock at a ratio of 1-for-[ ]; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of common stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of common stock into which shares of common stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing ___% of the outstanding voting power (or ___% of the shares voted) were voted in favor of the amendment.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

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